Exhibit 10.9

THE HENDERSON

EXECUTIVE SHARED OWNERSHIP PLAN

This Plan has been established by resolution of the Remuneration Committee of the Board of Directors of the Company on 16 December 2009

This Plan as amended has been:-

•                approved by ordinary resolution of shareholders of the Company on 11 May 2010;

•                adopted by resolution of the Remuneration Committee of the Board of Directors of the Company on 10 May 2010

•                re-approved by ordinary resolution of shareholders of the Company (as amended) on 4 May 2011

•                amended by the Board of Directors with shareholder approval on 1 May 2013

•                re-approved by ordinary resolution of shareholders of the Company (as amended) on 1 May 2014

CONTENTS

Clause		Page

RULES OF THE HENDERSON EXECUTIVE SHARED OWNERSHIP PLAN		1

1	INTERPRETATION	1

2	PARTICIPATION IN THE PLAN	3

3	TIMING OF AWARDS	3

4	PLAN LIMITS	3

5	INDIVIDUAL LIMITS ON AWARDS	4

6	ALTERATION OF THE PLAN	4

7	GOVERNING LAW	5

8	ADMINISTRATION	5

1

THE HENDERSON

EXECUTIVE SHARED OWNERSHIP PLAN

1.                                      INTERPRETATION

1.1                               In this Plan the following words and phrases have the meanings respectively given below:-

“Announcement”	the announcement to a Regulatory Information Service (as defined in the Listing Rules) of the results of the Company for any period

“Articles”	the Company’s articles of association as amended from time to time

“Award”

an acquisition by a Co-Owner and an Eligible Employee of the beneficial interest (and, if appropriate, also legal) in a given number of Shares upon, and subject to, the terms of a Joint Ownership Agreement as mentioned in Rule 2.1

“Award Date”	the date on which an Award is made

“Committee”	the remuneration committee of the Directors and, following a change of Control the remuneration committee as constituted immediately prior to the change of Control

“Company”	Henderson Group plc (registered in Jersey with number 101484) whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD

“Control”	has the meaning given in section 995 of the Income Tax Act 2007

“Co-Owner”	the trustee or trustees for the time being of a trust for the benefit of Eligible Employees as may be nominated by the Directors for the purposes of this Plan

“Dealing Day”	a day on which the London Stock Exchange is open for business

“Directors”

the board of directors of the Company or a duly authorised committee of the directors or, following a change of Control, the board of directors or duly authorised committee as constituted immediately prior to the change of Control

“Discretionary Share Scheme”

any Employees’ Share Scheme adopted by the Company in which participation is at the discretion of the board of directors of the Company (or any duly authorised committee thereof), other than (i) the Henderson Group PLC Company Share Option Plan and (ii) any other discretionary Employees’ Share Scheme adopted by the Company which is approved by the shareholders of the Company on the basis that such Employees’ Share Scheme is to be so excluded.

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“Eligible Employee”	a bona fide employee of a member of the Group, other than any such person who is a director of the Company

“Employees’ Share Scheme”	has the meaning given by section 1166 of the Companies Act 2006

“Group”	the Company and every other company which is a Subsidiary and is under the Control of the Company

“Joint Ownership	an agreement between (1) an Eligible Employee, (2) a Co-Owner, (3) the Company and,

Agreement”	if appropriate, (4) a Trustee, which is substantially in the form set out in the Schedule to this Plan

“Listing Rules”	the Listing Rules issued by the UK Listing Authority as amended from time to time

“London Stock Exchange”	London Stock Exchange plc

“Market Value”

in relation to a Share on any day, means the average of the middle market quotations of a Share as derived from the Daily Official List of the London Stock Exchange for the five Dealing Days last preceding that day

“Model Code”

the code adopted by the Company which contains provisions similar in purpose and effect to the provisions of the Model Code on Directors’ Dealings in Securities as set out in the Listing Rules issued by the UK Listing Authority from time to time

“Old Henderson”	Henderson Group Plc (incorporated in England and Wales with registered number 02072534) by whatever name known from time to time

“Old Henderson Shares”	fully paid and irredeemable ordinary shares in the capital of Old Henderson

“Participant”	a person to whom an Award has been made

“Plan”	the employees’ share scheme set out in the rules of this executive shared ownership plan as amended from time to time

“Salary”	the gross rate of basic annual salary (excluding any bonus, company pension contributions and any other perquisites and benefits-in-kind) payable to a person at a given time by members of the Group

“Shares”	ordinary shares in the capital of the Company

“Subsidiary”	any company which is a subsidiary (within the meaning of section 1159 of the Companies Act 2006) of the Company

“Taxes Act”	the Income and Corporation Taxes Act 1988

“Trustee”	the trustee of the Henderson Employee Trust 2009 or, (as the case may be) of such other trust for the benefit

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of Eligible Employees as may be nominated by the Directors for the purposes of this Plan

“UK Listing Authority”	the Financial Services Authority in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000.

1.2                               References in this Plan to “Rules” are to the rules of this Plan as approved by the Committee and amended from time to time in accordance with Rule 4.

2.                                      PARTICIPATION IN THE PLAN

2.1                               The Directors may from time to time, and subject to the following provisions of this Plan, recommend to the Trustee that the Trustee, in the exercise of its discretion:-

2.1.1                     join with one or more Eligible Employees in subscribing for; or

2.1.2                     invite one or more Eligible Employees, jointly with a Co-Owner, to acquire a given number of Shares on, and subject to, the terms of a Joint Ownership Agreement.

2.2                               Any such recommendation shall only be made in respect of, and an invitation issued to, a person who is an Eligible Employee.

3.                                      TIMING OF AWARDS

3.1                               An Award may only be made during the period of:-

3.1.1                     42 days immediately after this Plan is approved by shareholders of the Company in general meeting; or

3.1.2                     42 days beginning with the fifth Dealing Day following an Announcement; or

3.1.3                     28 days immediately after the person to whom it is made first becomes an Eligible Employee; or

3.1.4                     subject to the Model Code, at any other time but only if, in the opinion of the Committee, the circumstances are exceptional.

3.2                               If the Trustee is restricted by statute, order or regulation (including any regulation, order or requirement imposed on the Company by the UK Listing Authority or any other regulatory authority) from making an Award within any period as mentioned in Rule 3.1 an Award may be made within the period of 42 days (or, in the circumstances referred to in Rule 3.1.3, 28 days) after all such restrictions are removed.

3.3                               No Award may be made on any occasion if it would cause the Company or any other person to be in breach of the Listing Rules or the Model Code.

3.4                               No Award shall be made under this Plan after 1 May 2024.

4.                                      PLAN LIMITS

4.1                               Subject to the following provisions of this Rule 4 the Company may issue new Shares or transfer Shares out of treasury for the purposes of Awards and may do so on such terms, as to subscription price or otherwise, as the Directors may determine. For the avoidance of doubt, Shares which are neither newly issued nor transferred out of treasury may also be used for the purposes of Awards. The Directors may, in their discretion, require that only existing Shares purchased in the market be used for the purposes of particular Awards.

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4.2                               The maximum number of Shares which may be allocated under the Plan on any day shall not, when added to the aggregate of the number of Shares and Old Henderson Shares which have been allocated in the previous 10 years under the Plan and under any other Discretionary Share Scheme adopted by the Company or Old Henderson, exceed such number as represents 5 per cent of the ordinary share capital of the Company in issue immediately prior to that day.

4.3                               The maximum number of Shares which may be allocated under the Plan on any day shall not, when added to the aggregate of the number of Shares and Old Henderson Shares which have been allocated in the previous 10 years under the Plan and under any other Employees’ Share Scheme adopted by the Company or Old Henderson, exceed such number as represents 10 per cent of the ordinary share capital of the Company in issue immediately prior to that day.

4.4                               References in this Rule 4 to the “allocation” of Shares shall mean:

4.4.1                     in the case of any option, conditional share award or other similar award pursuant to which Shares may be acquired:

(a)                                 the grant of the option, conditional share award or other similar award to acquire Shares, pursuant to which Shares may be issued; and

(b)                                 in so far as not previously taken into account under (a) above from the date of grant, any subscription for Shares which are issued for the purpose of satisfying any option, conditional share award or other similar award to acquire Shares; and

4.4.2                     in relation to other types of Employees’ Share Scheme, the issue and allotment of Shares,

and references to “allocated” in this Rule 4 shall be construed accordingly.

4.5                               In determining the above limits no account shall be taken of

4.5.1                     any allocation (or part thereof) where the option, conditional share award or other similar award to acquire Shares was released, lapsed or otherwise became incapable of vesting;

4.5.2                     any allocation (or part thereof) in respect of which the Committee has determined shall be satisfied otherwise than by the issue of Shares; and

4.5.3                     such number of additional Shares as would otherwise have been issued on the exercise of an option for monetary consideration (the exercise price) but in respect of which the exercise price is not paid, in substitution for the issue of such lesser number of shares as have a market value equal only to the gain which the optionholder would have made on exercise (equity-settled SAR alternative).

4.6                               References to the issue and allotment of Shares shall include the transfer of treasury shares, but only until such time as the guidelines issued by institutional investor bodies cease to provide that they need to be so included.

5.                                      INDIVIDUAL LIMITS ON AWARDS

The aggregate Market Value (as at the respective Award Dates) of Shares in respect of which Awards may be made to an Eligible Employee in any year shall not be greater than 100 per cent of the Eligible Employee’s Salary at the Award Date.

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6.                                      ALTERATION OF THE PLAN

6.1                               Subject to Rule 6.2 the Directors, acting only on the recommendation of the Committee, may alter or amend any of the provisions of this Plan in any respect.

6.2                               Subject to Rule 6.3, no alteration or amendment to the advantage of Eligible Employees or Participants may be made to:-

(a)                                 the definition of “Eligible Employee” in Rule 1.1;

(b)                                 the limitation on the number of Shares that may be issued or transferred from treasury for the purposes of the Plan;

(c)                                  the maximum entitlement for any Participant under the Plan;

(d)                                 the terms of an Award relating to a Participant’s entitlement to exercise the rights attaching to Shares (as set out in a Joint Ownership Agreement); or

(e)                                  the adjustment of a Participant’s rights attaching to Shares (as set out in a Joint Ownership Agreement) in the event of a capitalisation, rights issue or open offer, sub-division or consolidation of shares or reduction of capital, or any other variation of capital without the prior approval by ordinary resolution of the shareholders of the Company.

6.3                               Rule 6.2 shall not apply to the extent that the alteration or amendment is, in the opinion of the Directors, a minor alteration or amendment:-

(a)                                 to benefit the administration of the Plan;

(b)                                 to take account of any change in legislation; or

(c)                                  to obtain or maintain favourable tax, exchange control or regulatory treatment for Eligible Employees or for Participants or for any member of the Group.

7.                                      GOVERNING LAW

This Plan shall be governed by and construed in all respects in accordance with English law.

8.                                      ADMINISTRATION

If any question, dispute or disagreement arises as to the interpretation of this Plan or as to any question or right arising from or related to a Joint Ownership Agreement or this Plan, a decision of the Committee shall be final and binding upon all persons

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DATED [    ]

(1) ACS HR SOLUTIONS SHARE PLAN SERVICES (GUERNSEY) LIMITED

(as trustee of the Henderson Employee Trust 2009)

(2) [EMPLOYEE]

(3) ACS HR SOLUTIONS SHARE PLAN SERVICES (GUERNSEY) LIMITED

(as trustee of the Henderson Employee Share Ownership Trust)

(4) HENDERSON GROUP PLC

THE HENDERSON EXECUTIVE SHARED OWNERSHIP

PLAN

JOINT OWNERSHIP AGREEMENT

6

CONTENTS

Clause		Page

THE HENDERSON EXECUTIVE SHARED OWNERSHIP PLAN JOINT OWNERSHIP AGREEMENT		1

1	DEFINITIONS	1

2	INTERPRETATION	6

3	INITIAL ACQUISITION OF SHARES	6

4	OWNERSHIP BY THE JOINT OWNERS OF THE JOINTLY OWNED SHARES	7

5	DIVISION OF PROCEEDS OF SALE	7

6	ADJUSTMENT OF THE THRESHOLD AMOUNT	8

7	DIVIDENDS	8

8	VOTING RIGHTS	8

9	RIGHTS ISSUES	9

10	COMPANY REORGANISATIONS (INCLUDING CAPITALISATION ISSUES)	9

11	COMPANY RECONSTRUCTIONS AND AMALGAMATIONS	9

12	THE EMPLOYEE’S CALL OPTION	9

13	THE CO-OWNER’S CALL OPTIONS	10

14	MANNER OF EXERCISE OF THE CO-OWNER’S CALL OPTIONS	11

15	THE CO-OWNER’S CONVERSION CALL OPTION	11

16	MANNER OF EXERCISE OF THE CO-OWNER’S CONVERSION CALL OPTION	12

17	THE EMPLOYEE’S CONVERSION CALL OPTION	12

18	MANNER OF EXERCISE OF THE EMPLOYEE’S CONVERSION CALL OPTION	13

19	CORPORATE EVENTS	13

20	RECOVERY OF EMPLOYEE’S TAX	14

21	RELATIONSHIP WITH EMPLOYMENT	14

22	POWER OF ATTORNEY	14

23	CHANGE OF ADDRESS	15

24	APPLICABLE LAW	15

25	SERVICE OF DOCUMENTS	15

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26	AUTHORITY TO AGREE VALUE FOR TAX PURPOSES	15

27	DEATH OF THE EMPLOYEE	15

28	ALTERATION OF THIS AGREEMENT	16

29	THIRD PARTY RIGHTS	16

30	DATA PROTECTION	16

31	COUNTERPARTS	16

APPENDIX 1		18

Appendix 2		19

APPENDIX 3		20

APPENDIX 4		21

8

THE HENDERSON EXECUTIVE SHARED OWNERSHIP PLAN

JOINT OWNERSHIP AGREEMENT

THIS AGREEMENT is made the [  ] day of [                                       ]

BETWEEN:-

(1)                                 ACS HR SOLUTIONS SHARE PLAN SERVICES (GUERNSEY) LIMITED (registered in Guernsey with company number 47785) whose registered office is at 11 New Street, St Peter Port, Guernsey GY1 2PF in its capacity as trustee of the Henderson Employee Trust 2009 (the “Transferor”);

(2)                                 [EMPLOYEE] of [address] (the “Employee”);

(3)                                 ACS HR SOLUTIONS SHARE PLAN SERVICES (GUERNSEY) LIMITED (registered in Guernsey with company number 47785) whose registered office is at 11 New Street, St Peter Port, Guernsey GY1 2PF in its capacity as trustee of the Henderson Employee Share Ownership Trust (the “Co-Owner”); and

(4)                                 HENDERSON GROUP PLC (registered in Jersey with registered number 101484) whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD (the “Company”).

WHEREAS:-

(A)                               The Employee is an employee of Henderson Administration Limited (“HAL”).

(B)                               The Co-Owner is the sole trustee of the Henderson Employee Share Ownership Trust, a settlement for the benefit of employees and former employees (and their respective dependants) of Henderson Global Investors (Holdings) Plc (“HGIH”) and any of its participating associated companies from time to time (the “HESO Trust”).

(C)                               Pursuant to an Instrument of Participation (dated 16 September 2008) between (1) HAL, (2) HGIH and (3) the Co-Owner, HAL is a participating company for the purposes of the HESO Trust.

(D)                               The Employee and the Co-Owner wish to acquire from the Transferor, and the Transferor has agreed to transfer to the Employee and the Co-Owner (acting jointly), the whole of the unencumbered beneficial interest in fully-paid ordinary shares in the capital of the Company (the “Shares”) upon and subject to the terms of Clause 3 of this Agreement.

(E)                                The Employee and the Co-Owner have agreed to hold the Shares, and exercise the rights attaching to the Shares, upon the terms set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:-

1.                                      DEFINITIONS

1.1                               In this Agreement and the recitals above:-

“Articles”	means the articles of association of the Company as amended from time to time

“Award Date”	means the date of this Agreement

“Change of Control”	means another person either:-

(a)                       obtaining Control of the Company;

(i)                                     as a result of that person (either alone or together with any person acting in concert with him) making a general offer to acquire the whole of the share capital of the Company (other than those shares which are already owned by him and/or any person acting in concert with him); or

(ii)                                  pursuant to the taking effect of a scheme of arrangement sanctioned by the court pursuant to Article 125 of the Companies (Jersey) Law 1991;

or

(b)                       becoming bound or entitled to give a notice under Part 18 of the Companies (Jersey) Law 1991 to acquire shares in the Company

UNLESS in any such circumstances the persons who together are the shareholders of the company which has acquired Control of the Company immediately after such Change of Control comprise substantially all of the persons who were members of the Company immediately before such Change of Control and hold their shares in such company in similar proportions to those in which they held their Shares in the Company immediately before such Change of Control (and for these purposes “substantially” shall be taken to mean at least 75 per cent)

“Committee”	means the remuneration committee of the directors of the Company

“Company”	means Henderson Group plc (registered in Jersey No. 101484)

“Control”	has the meaning given in section 995 of the Income Tax Act 2007

“Co-Owner’s Call Options”	means any of the rights granted to the Co-Owner in Clause 13

“Co-Owner’s Interest”	means, on any given day, the interest of the Co-Owner in the Jointly Owned Shares

“Dealing Day”	means a day on which the London Stock Exchange is open for business

“Directors”	means the directors of the Company

“Employee’s Interest”	means, on any given day, the interest of the Employee in the Jointly Owned Shares

“Employee Tax Liability”

in relation to the Employee, any liability of the Employer Company to account to HMRC for any amount of, or representing, income tax or NICs which may arise upon any disposal or part-disposal of the Jointly Owned Shares or of the Employee’s Interest or otherwise in connection with or in consequence of anything done or deemed or omitted to be done pursuant to or in connection with the acquisition, holding and disposal of the Jointly Owned Shares or of the Employee’s Interest (including any liability which arises under section 222 of ITEPA in relation to any failure to make good any such amount of income tax accounted for by any member of the Group)

“Employee’s	means, on any given day, the proportion (expressed as a

Percentage”

percentage) of the aggregate proceeds of sale of all of the Jointly Owned Shares which would be due to the Employee if all of the Jointly Owned Shares were sold in the market on that day or, if that day is not a Dealing Day, on the last preceding Dealing Day

“Employee’s Call Option”	means the right granted to the Employee by Clause 12

“Employer Company”

means, the company which is obliged, under regulations made under section 684 of ITEPA or the laws, regulations and practices currently in force relating to liability for, and the collection of, NICs, to account for any Employee Tax Liability

“Fifth Anniversary”	means the fifth anniversary of the Award Date

“Good Leaver”	means the Employee Leaving by reason of:-

(a)                       death;

(b)                       injury, disability or ill-health;

(c)                        redundancy (within the meaning of the Employment Rights Act 1996);

(d)                       retirement;

(e)                        his employing company ceasing to be a member of the Group;

(f)                         the business (or part of a business) in which he is employed being transferred to a transferee which is not a member of the Group; or

(g)                        any other reason (not set out in sub-clauses (a) to (f) of this definition) the Committee so decides in its absolute discretion (acting fairly and reasonably)

“Group”	means the Company and every other company which is a Subsidiary and is under the Control of the Company

“HESO Trust”	means the Henderson Employee Share Ownership Trust

“HMRC”	means Her Majesty’s Revenue & Customs

“Hurdle”	means, on any given day, the amount, £X, determined as follows:-

where Y is the number of days in the period beginning with the date of this Agreement and ending on such given day or, if earlier, the third anniversary of the date of this Agreement

“IMV of a Jointly Owned	means the average of the middle market quotations of a Share as derived from the Daily

Share”	Official List of the London Stock Exchange for the five Dealing Days last preceding the date of this Agreement or, if greater, the Market Value of a Share on the date of this Agreement

“Initial Market Value of the Jointly Owned	means such amount as is equal to:-

Shares”	A x B

where:- A is the IMV of a Jointly Owned Share; and B is the number of Jointly Owned Shares immediately following the execution of this Agreement

“ITEPA”	means the Income Tax (Earnings & Pensions) Act 2003

“Joint Owners”	means the Co-Owner and the Employee

“Jointly Owned Shares”

the number of Shares acquired by the Joint Owners pursuant to Clause 3.1 of this Agreement and, which, at any given time, remain held jointly by the Joint Owners and such other shares or securities as may be acquired by the Joint Owners pursuant to Clause 9 (and see Clauses 10 and 11)

“Leaves”	means the Employee ceasing to hold office or employment with any member of the Group so that he or she no longer holds office or employment with any member of the Group

“Leaving Date”	means the date on which the Employee Leaves

“Listing Rules”	means the Listing Rules issued by the UK Listing Authority as amended from time to time

“London Stock Exchange”	means London Stock Exchange plc

“Market Value”	has the meaning given in Part VIII of the TCGA

“Model Code”	means the code adopted by the Company which contains provisions similar in purpose and effect to the provisions of the Model Code on Directors’ Dealings in Securities as set out in the Listing Rules

“NICs”	means National Insurance contributions

“Ownership Ratio”	means, in relation to a Jointly Owned Share on any given day, the ratio (Co-Owner) A: B (Employee) where:-

A                                       is either (a) the aggregate of the Threshold Amount and the Hurdle less 0.01p (one- hundredth of one penny) or, if less, (b) the Market Value of a Jointly Owned Share on that day less C/D x 0.01p (one-hundredth of one penny)) per Share where:-

C                                       is the Market Value of a Jointly Owned Share on that day; and

D                                       is the Threshold Amount; and

B                                       is the Market Value of a Share on that day less A

“Personal Information”

means personal information about the Employee including his name, home address, telephone number, e-mail address, date of birth, national insurance number, salary details, nationality, domicile, tax residence, any Shares or interests in Shares or directorships held in any member of the Group, details of all entitlements to shares in the Company awarded to him and any other information of a personal nature which might or could be used to identify him

“Personal Representatives”

means the legal personal representatives of the Employee, being either the executors of his will to whom a valid grant of probate has been made or, if he dies intestate, the duly appointed administrator(s) of his estate who have provided to the Co-Owner evidence of their appointment as such

“Qualifying Corporate Bond”	has the meaning given by section 117 of the TCGA

“Redundancy”	has the meaning given in the Employment Rights Act 1996

“Relevant Date”	means, as appropriate, either the Leaving Date or the date on which the Employee is declared bankrupt

“Rights Issue”	means a conferment of rights in respect of any Jointly Owned Shares to be allotted, on payment, other shares or securities or rights of any description in the same company

“Share”	means a fully-paid ordinary share of 12.5p nominal value in the capital of the Company

“Subsidiary”	means any company which is a subsidiary (within the meaning of section 1159 of the Companies Act 2006) of the Company

“Taxes Act”	means the Income and Corporation Taxes Act 1988

“TCGA”	means the Taxation of Chargeable Gains Act 1992

“Threshold Amount”	means the IMV of a Jointly Owned Share (adjusted as appropriate from time to time in accordance with Clause 6 of this Agreement)

“Trust Deed”	means the deed dated 3 March 2000 constituting the Henderson Employee Trust 2009 of which the Transferor is the sole trustee

“UK Listing Authority”	means the Financial Services Authority in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000

“Unvested Percentage”	means 100 per cent minus the Vested Percentage

“Vested Percentage”	means the fraction N/36 expressed as a percentage (where N is the period measured in complete months from the Award Date to the Leaving Date). In no event shall N exceed 36

“Vesting Date”	means the third anniversary of the Award Date

“Winding-Up”	means notice being duly given of a resolution for a voluntary winding-up of the Company

2.                                      INTERPRETATION

2.1                               For the purposes of the interpretation of this Agreement:-

2.1.1                     no account shall be taken of the clause headings which have been inserted for ease of reference only; and

2.1.2                     references to any statutory provision shall be read and construed as references to such provision as amended or re-enacted from time to time.

2.2                               References in this Agreement to the “Co-Owner” shall be read and construed as including a reference to the trustee or trustees for the time being of the HESO Trust.

3.                                      INITIAL ACQUISITION OF SHARES

3.1                               In the exercise of the powers conferred upon the Transferor by clause 7(6) of the Trust Deed and any and every other power so enabling the Transferor and in consideration of the payment to the Transferor by the Employee of 1p (one penny) per Share and by the Co-Owner of the IMV of a Jointly Owned Share less 1p (one penny) per Share (receipt whereof the Transferor hereby acknowledges) the Transferor HEREBY TRANSFERS to the Employee and the Co-Owner beneficial ownership of [   ] Shares to the intent that the whole of the unencumbered beneficial interest in such Shares shall henceforth be owned jointly by the Employee and the Co-Owner (the latter in its capacity as trustee of the HESO Trust) in undivided shares (as tenants in common) upon and subject to the following terms of this Agreement.

3.2                               For the avoidance of doubt, the beneficial interest of each of the Joint Owners in the Jointly Owned Shares shall subsist in the whole of each of the Jointly Owned Shares in accordance with this Agreement and is not a right to sole beneficial ownership of any particular Shares comprised in that joint holding.

3.3                               The Transferor HEREBY ACKNOWLEDGES AND AGREES that, for so long as the Transferor retains legal title to the Jointly Owned Shares, the Transferor shall hold the Jointly Owned Shares as bare trustee for the Joint Owners and shall deal with the

Jointly Owned Shares and all of the rights attaching to the Jointly Owned Shares only in accordance with the instructions of the Joint Owners.

3.4                               The Employee AGREES AND UNDERTAKES to join with the Employer Company in making an irrevocable election pursuant to section 431(1) of ITEPA in the form set out in Appendix 4 to this Agreement or in such other form as may be approved by HMRC, within the period of 14 days beginning with the date of this Agreement.

3.5                               The Employee HEREBY AGREES:-

3.5.1                     to indemnify the Employer Company against any liability of the Employer Company to account to HMRC for any amount of, or representing, income tax or employees’ primary Class 1 NICs arising in respect of the acquisition by the Employee of the Employee’s Interest pursuant to this Agreement; and

3.5.2                     that his Employer Company may deduct and withhold from any payment to the Employee of salary, bonus or other cash sum made after the date of this Agreement an amount sufficient to satisfy the Employee’s indemnity in Clause 3.5.1.

4.                                      OWNERSHIP BY THE JOINT OWNERS OF THE JOINTLY OWNED SHARES

4.1                               The Joint Owners shall deal with the Jointly Owned Shares and the rights attaching to the Jointly Owned Shares only in accordance with the following terms of this Agreement and the Articles.

4.2                               Neither of the Joint Owners shall transfer or create any rights in or over their interest in any of the Jointly Owned Shares without the prior written consent of the other Joint Owner.

4.3                               If the Joint Owners receive notice of a proposed reorganisation or reconstruction of the Group, in consequence of which the Company shall remain under the Control of the same person or persons who had (or together had) Control (whether directly or indirectly) of the Company immediately before the coming into effect of such reorganisation or reconstruction, the Joint Owners shall take all such actions as shall, in the opinion of the Directors, be necessary or appropriate to give effect to such reorganisation or reconstruction PROVIDED THAT neither of the Joint Owners shall be obliged to do so unless the Directors have confirmed in writing to the Joint Owners that, in the reasonable opinion of the Directors, the value (immediately after completion of the proposed reorganisation or reconstruction) of the shares or other securities which the Joint Owners shall, under the terms of the proposed reorganisation or reconstruction, receive as consideration for a disposal of the Jointly Owned Shares, shall be not less than the value of the Jointly Owned Shares immediately before the proposed reorganisation or reconstruction has effect.

5.                                      DIVISION OF PROCEEDS OF SALE

5.1                               Subject to the following provisions of this Clause 5, if on any occasion a Jointly Owned Share is sold by the Joint Owners, the aggregate amount or value of the proceeds of sale of such Jointly Owned Share shall be divided between and paid to each of the Joint Owners on the basis that:-

5.1.1                     the Employee shall receive 0.01p (one-hundredth of one penny) plus such amount (if any) of the proceeds of sale as exceeds the aggregate of the Threshold Amount and the Hurdle; and

5.1.2                     the Co-Owner shall receive the balance of the proceeds of sale.

5.2                               If on such day the Market Value of the Jointly Owned Share is less than the IMV of the Jointly Owned Shares as divided by the number of Jointly Owned Shares at the date of this Agreement, the references in Clauses 5.1.1 and 6.1 to “0.01p (one hundredth of one penny)” shall be construed as a reference to (C/D x 0.01p (one-hundredth of one penny)) per Share where:-

C                                       is the Market Value of a Share on that day (or, if that is not a Dealing Day, the last preceding Dealing Day); and

D                                       is the IMV of a Jointly Owned Share.

5.3                               Any costs or expenses of such a sale shall be divided between and borne by the Joint Owners in the Ownership Ratio on the date of such sale.

5.4                               References in this Clause 5 to a sale, and related expressions, shall be read and construed as including any other disposal, or part disposal, for value of any of the Jointly Owned Shares or of any interest in or rights over any of the Jointly Owned Shares.

6.                                      ADJUSTMENT OF THE THRESHOLD AMOUNT

6.1                               The Threshold Amount shall be adjusted from time to time as may be necessary or appropriate to take proper account of:-

6.1.1                     any variation in the share capital of which the Jointly Owned Shares form part; and

6.1.2                     any reorganisation or reconstruction of the Company (or of such other company, the capital of which the Jointly Owned Shares then form part) and any demerger of any member of the Group (or of any other such company)

to the intent that the Employee’s Interest in each of the Shares acquired by the Joint Owners pursuant to Clause 3 shall, subject to Clause 5.2, be equivalent, in terms of value, to (i) 0.01p (one hundredth of one penny) plus (ii) the amount of any growth in the Market Value of such Share in excess of the IMV of a Jointly Owned Share, less the Hurdle.

7.                                      DIVIDENDS

7.1                               Any dividends paid on a Jointly Owned Share shall be divided between, and paid to, each of the Joint Owners in the Ownership Ratio on the first Dealing Day on which Shares are quoted ex. that dividend.

7.2                               Unless otherwise determined by agreement between the Joint Owners, dividends shall be taken in cash and the Transferor shall be instructed not to exercise any right to elect for dividends to be taken in shares or any other form.

8.                                      VOTING RIGHTS

8.1                               Unless on any occasion the Joint Owners otherwise agree:-

8.1.1                     subject to Clause 8.2, if, on the date which falls 20 working days before the relevant meeting of shareholders, the Employee’s Percentage is greater than 50%, the Co-Owner shall join with the Employee in instructing the Transferor to cast all of the votes attaching to the Jointly Owned Shares in accordance with the wishes of the Employee;

8.1.2                     if, on the date which falls 20 working days before the relevant meeting of shareholders, the Employee’s Percentage is less than or equal to 50%, the Joint Owners shall refrain from instructing the Transferor to cast votes attaching to any of the Jointly Owned Shares.

8.2                               The Co-Owner shall be under no obligation to instruct the Transferor to cast votes as mentioned in Clause 8.1.1 unless the Co-Owner has received from the Employee, not less than 10 working days (or such other period as the Co-Owner may from time to time agree) before the relevant meeting of shareholders, instructions duly given in accordance with Clause 8.1.1.

9.                                      RIGHTS ISSUES

9.1                               In the event of a Rights Issue, the Joint Owners shall determine whether to put the Transferor in funds sufficient to take up the rights in full or part.

9.2                               In the absence of agreement between the Joint Owners, the Transferor shall sell sufficient of the rights (nil paid) to fund the exercise of the balance of such rights and thereafter references in this Agreement to the Jointly Owned Shares shall be construed as references to the additional Shares acquired pursuant to the exercise of the balance of such rights.

9.3                               Any shares securities or other rights acquired under a Rights Issue otherwise than as mentioned in Clause 9.2 shall not form part of the Jointly Owned Shares, but shall be divided between and vested in each of the Joint Owners as nearly as may be in proportion to the amounts respectively contributed by each of them to take up the rights.

10.                               COMPANY REORGANISATIONS (INCLUDING CAPITALISATION ISSUES)

10.1                        Subject to Clauses 6 and 9, if there occurs a reorganisation of a company, shares in which form all or part of the Transferor’s holding of Jointly Owned Shares, references in this Agreement to the Jointly Owned Shares shall be construed, after the occurrence of such reorganisation, as being or, as the case may be, as including, references to the new holding.

10.2                        For the purposes of Clause 10.1, “reorganisation” and “new holding” shall have the meanings given in section 126 of the TCGA.

11.                               COMPANY RECONSTRUCTIONS AND AMALGAMATIONS

11.1                        If there occurs in relation to any of the Jointly Owned Shares (“the original holding”):-

11.1.1              a transaction which results in a new holding being equated with the original holding for the purposes of capital gains tax; or

11.1.2              a transaction that would have that result but for the fact that what would be the new holding consists of or includes a Qualifying Corporate Bond references in this Agreement to the Jointly Owned Shares shall be construed, after the time of such transaction, as being or, as the case may be, as including references to any new shares or securities.

12.                               THE EMPLOYEE’S CALL OPTION

12.1                        The Co-Owner HEREBY GRANTS to the Employee the right, subject to Clauses 15 and 17, exercisable at any time after the Vesting Date and before the Fifth Anniversary, to call upon the Co-Owner to join with the Employee in selling in the market some or all of the Jointly Owned Shares at the best price which can reasonably be obtained for a for a sale of the Jointly Owned Shares at that time (the “Employee’s Call Option”).

12.2                        The Employee’s Call Option pursuant to Clause 12.1 shall be exercised by the Employee giving written notice to the Co-Owner expressed to be pursuant to Clause 12.1 and upon receipt of such notice by the Co-Owner, the Joint Owners shall use their best endeavours to procure a sale of the relevant number of the Jointly Owned Shares as soon as is practicable or, if at that time either the Co-Owner or the Employee is or would be restricted from selling any of the Jointly Owned Shares by the requirements of any law, regulation or code of practice (such as the Model Code), as soon as is practicable after all such restrictions are lifted.

13.                               THE CO-OWNER’S CALL OPTIONS

Co-Owner’s Call Option: (i) bankruptcy or (ii) Employee Leaves and is not a Good Leaver

13.1                        The Employee HEREBY GRANTS to the Co-Owner the right, exercisable as mentioned in Clause 13.2, to acquire from the Employee the whole of the Employee’s Interest at a price per Share of 0.01p (one hundredth of one penny).

13.2                        The right granted to the Co-Owner in Clause 13.1 shall be exercisable if, at any time the Employee either (i) is declared bankrupt or (ii) Leaves and is not a Good Leaver.

Co-Owner’s Call Option: Good Leaver

13.3                        The Employee HEREBY GRANTS to the Co-Owner the right, exercisable as mentioned in Clause 13.5:-

(a)                                 to acquire from the Employee the Unvested Percentage of the Employee’s Interest at a price per Jointly Owned Share of 0.01p (one hundredth of one penny); and

(b)                                 subject to Clauses 15 and 17, to call upon the Employee to join with the Co-Owner in selling in the market (at the best price which can reasonably be obtained for a sale of the Jointly Owned Shares at that time) the balance remaining of the Jointly Owned Shares.

13.4                        The Co-Owner’s Call Option pursuant to Clause 13.3(b) shall be exercised by the Co-Owner giving written notice to the Employee expressed to be pursuant to Clause 13.3(b) of this Agreement and upon receipt of such notice by the Employee, the Joint Owners shall use their best endeavours to procure a sale of the relevant number of Jointly Owned Shares as soon as is practicable or, if at that time either the Co-Owner or the Employee is or would be restricted from selling any of the Jointly Owned Shares by the requirements of any law, regulation or code of practice (such as the Model Code), as soon as is practicable after all such restrictions are lifted.

13.5                        The right granted to the Co-Owner in Clause 13.3 shall be exercisable if, at any time before the Vesting Date, the Employee Leaves and is a Good Leaver.

13.6                        If the Employee ceases to be an employee of a member of the Group in circumstances in which he retains a statutory right to return to work, then he shall be treated as not having ceased to be such an employee until such time (if at all) as he ceases to have such a right to return to work.

Co-Owner’s Call Option: Post Vesting Date

13.7                        The Employee HEREBY GRANTS to the Co-Owner the right, subject to Clauses 15 and 17, exercisable at any time after the Fifth Anniversary, to call upon the Employee to join with the Co-Owner in selling in the market some or all of the Jointly Owned Shares at the best price which can reasonably be obtained for a for a sale of the Jointly Owned Shares at that time.

13.8                        The Co-Owner’s Call Option pursuant to Clause 13.8 shall be exercised by the Co-Owner giving written notice to the Employee expressed to be pursuant to Clause 13.7 of this Agreement and upon receipt of such notice by the Employee, the Joint Owners shall use their best endeavours to procure a sale of the relevant number of the Jointly Owned Shares as soon as is practicable or, if at that time either the Co-Owner or the Employee is or would be restricted from selling any of the Jointly Owned Shares by the requirements of any law, regulation or code of practice (such as the Model Code), as soon as is practicable after all such restrictions are lifted.

Consequences of a fall in Market Value of a Share

13.9        The references in each of Clauses 13.1 and 13.3 to “0.01p (one-hundredth of one penny)” shall, if the Market Value of the Share is then less than the Threshold Amount plus the Hurdle, less 0.01p (one-hundredth of one penny), be read and construed as references to an amount equal to (C/D x 0.01p (one-hundredth of one penny)) where:-

C                                       is the Market Value of a Share on the Relevant Date (or, if that is not a Dealing Day, the last preceding Dealing Day); and

D                                       is the IMV of a Jointly Owned Share.

14.                               MANNER OF EXERCISE OF THE CO-OWNER’S CALL OPTIONS

14.1                        The Co-Owner’s Call Options shall each be exercised by the Co-Owner giving the Employee written notice in the form set out in Appendix 1 to this Agreement.

14.2                        The Co-Owner shall give the Company a copy of any notice of exercise of any of the Co-Owner’s Call Options given to the Employee on any occasion.

Completion of buy-back of Employee’s Interest

14.3        Completion of the sale and transfer of the whole or any part of the Employee’s Interest pursuant to the exercise of a Co-Owner’s Call Option shall take place within 21 days after notice of exercise of any of the Co-Owner’s Call Options is received by the Employee or, if at any time within such period of 21 days either the Co-Owner or the Employee is or would be restricted from doing so under the requirements of any law, regulation or code of practice (such as the Model Code), within the period of 21 days beginning with the date on which all such restrictions are lifted.

15.          THE CO-OWNER’S CONVERSION CALL OPTION

15.1        The provisions of this Clause 15 may be applied as a means of providing for the acquisition by each of the Joint Owners of the whole of the beneficial interest in the appropriate proportion of the Jointly Owned Shares.

15.2        The Employee HEREBY GRANTS to the Co-Owner the right, exercisable as mentioned in Clauses 15.3 and 15.4, to call upon the Employee to transfer to, or to the order of, the Co-Owner the Employee’s Interest in a number of the Relevant Jointly Owned Shares (X) in consideration of a transfer to the Employee of the Co-Owner’s Interest in the balance of the Relevant Jointly Owned Shares, to the intent that the Employee shall thereafter hold the entire (undivided) beneficial interest in such balance of the Relevant Jointly Owned Shares.

15.3        The right granted to the Co-Owner in Clause 15.2 shall be exercisable at any time after the Vesting Date or, if earlier, after the exercise of any of the Co-Owner’s Call Options.

15.4        For the purposes of Clause 15.2:-

15.4.1     X shall be determined as follows:-

where:	A	is the number of Relevant Jointly Owned Shares

	B	is the value of the Employee’s Interest which would be realised by the Employee if the Relevant Jointly Owned Shares were to be sold in the market on the Relevant Day

	AMV	is the Market Value of the Relevant Jointly Owned Shares on the Relevant Day

15.4.2     the “Relevant Jointly Owned Shares” are those shares that remain Jointly Owned Shares following, where the right granted to the Co-Owner in Clause 15.2 is exercised after the exercise of the Employee’s Call Option or any of the Co-Owner’s Call Options, such exercise; and

15.4.3     the “Relevant Day” shall be the day on which notice of exercise of the right granted to the Co-Owner in Clause 15.2 is given by the Co-Owner to the Employee or, if that day is not a Dealing Day, the next following Dealing Day.

16.          MANNER OF EXERCISE OF THE CO-OWNER’S CONVERSION CALL OPTION

16.1        The Co-Owner’s Conversion Call Option shall be exercised by the Co-Owner giving the Employee written notice in the form set out in Appendix 2 to this Agreement.

16.2        The Co-Owner shall give the Company a copy of any notice of exercise of the Co-Owner’s Conversion Call Option given to the Employee on any occasion.

Completion of buy-back of Co-Owner’s Interest

16.3        Completion of the transfer of any part of the Employee’s Interest pursuant to the exercise of the Co-Owner’s Conversion Call Option shall take place within 21 days after such notice is received by the Employee or, if at any time within such period of 21 days either the Co-Owner or the Employee is or would be restricted from doing so under the requirements of any law, regulation or code of practice (such as the Model Code), within the period of 21 days beginning with the date on which all such restrictions are lifted.

17.          THE EMPLOYEE’S CONVERSION CALL OPTION

17.1        The provisions of this Clause 17 may be applied as a means of providing for the acquisition by each of the Joint Owners of the whole of the beneficial interest in the appropriate proportion of the Jointly Owned Shares.

17.2        The Co-Owner HEREBY GRANTS to the Employee the right, exercisable as mentioned in Clauses 17.3 and 17.4, to call upon the Co-Owner to transfer to, or to the order of, the Employee the Co-Owner’s Interest in a number of the Relevant Jointly Owned Shares (X) in consideration of a transfer to the Co-Owner of the Employee’s Interest in the balance of the Relevant Jointly Owned Shares, to the intent that the Co- Owner shall thereafter hold the entire (undivided) beneficial interest in such balance of the Relevant Jointly Owned Shares. For these purposes, X shall be determined as follows:-

17.3        The right granted to the Employee in Clause 17.2 shall be exercisable at any time after the Vesting Date or, if earlier, after the exercise by the Co-Owner of any of the Co-Owner’s Call Options.

17.4        For the purposes of Clause 17.2:-

17.4.1     X shall be determined as follows:-

where:	A	is the number of Relevant Jointly Owned Shares

	B	is the value of the Co-Owner’s Interest which would be realised by the Co-Owner if the Relevant Jointly Owned Shares were to be sold in the market on the Relevant Day

	AMV	is the Market Value of the Relevant Jointly Owned Shares on the Relevant Day

17.4.2     the “Relevant Jointly Owned Shares” are those shares that remain Jointly Owned Shares following, where the right granted to the Employee in Clause 17.2 is exercised after the exercise of the Employee’s Call Option or any of the Co-Owner’s Call Options, such exercise ; and

17.4.3     “the Relevant Day” shall be the day on which notice of exercise of the right granted to the Employee in Clause 17.2 is given by the Employee to the Co-Owner or, if that day is not a Dealing Day, the next following Dealing Day.

17.5        The Employee’s Conversion Call Option shall be exercised by the Employee giving the Co-Owner written notice in the form set out in Appendix 3 to this Agreement.

18.          MANNER OF EXERCISE OF THE EMPLOYEE’S CONVERSION CALL OPTION

18.1        The Employee’s Conversion Call Option shall be exercised by the Employee giving the Co-Owner written notice in the form set out in Appendix 3 to this Agreement.

18.2        The Co-Owner shall give the Company a copy of any notice of exercise of any of the Employee’s Conversion Call Option given to the Co-Owner on any occasion.

Completion of buy-back of Co-Owner’s Interest

18.3        Completion of the transfer of any part of the Co-Owner’s Interest pursuant to the exercise of the Employee’s Conversion Call Option shall take place within 21 days after such notice is received by the Co-Owner or, if at any time within such period of 21 days either the Co-Owner or the Employee is or would be restricted from doing so under the requirements of any law, regulation or code of practice (such as the Model Code), within the period of 21 days beginning with the date on which all such restrictions are lifted.

19.          CORPORATE EVENTS

19.1        The following provisions shall apply on the occurrence of either:-

19.1.1     a Change of Control; or

19.1.2     a Winding-Up

(each a “Relevant Event”).

19.2        On the occurrence of a Relevant Event (whether before or after the Vesting Date), the Joint Owners may, as appropriate:-

19.2.1     accept an offer that has been made for the Shares;

19.2.2     dispose of Jointly Owned Shares; or

19.2.3     otherwise exercise any rights attaching to the Jointly Owned Shares.

20.          RECOVERY OF EMPLOYEE’S TAX

20.1                        The Employee HEREBY AGREES WITH AND UNDERTAKES to the Transferor, the Co-Owner and the Company that if an Employee Tax Liability arises the Employee shall, subject to the following provisions of this Clause 20, pay to the Employer Company, within 14 days of being notified by the Employer Company of the amount due, the full amount of such Employee Tax Liability.

20.2                        The Transferor shall have the right to deduct out of the proceeds of disposal of any of the Jointly Owned Shares, and pay to the Employer Company on behalf of the Employee, a sum to satisfy the Employee’s obligation under Clause 20.1.

20.3                        The Co-Owner shall have the right to deduct out of the proceeds of sale payable to the Employee upon the exercise of the Co-Owner’s Call Option, and pay to the Employer Company on behalf of the Employee, a sum sufficient to satisfy the Employee’s obligation under Clause 20.1.

20.4                        If an Employee Tax Liability arises, the Joint Owners shall, if the Co-Owner (acting at the request of the Company) so determines, sell in the market such number of the Jointly Owned Shares as will enable the Co-Owner to deduct and pay over to the Employer Company a sum sufficient to satisfy the obligation of the Employee to make good to the Employer Company the amount of any such Employee Tax Liability.

21.                               RELATIONSHIP WITH EMPLOYMENT

3.1                               The benefit afforded to the Employee by this Agreement shall not form part of the Employee’s entitlement to remuneration or benefits pursuant to his contract of employment with any member of the Group and the rights and obligations of the Employee under the terms of his contract of employment with any member of the Group shall not be affected by the Employee having entered into this Agreement.

3.2                               The Employee shall not be entitled to any, or any additional, damages or compensation for any loss of benefit under the terms of this Agreement, being a loss arising in consequence of the Employee giving or receiving notice of termination of employment with any member of the Group or ceasing to hold employment with any member of the Group for any reason whatsoever.

22.                               POWER OF ATTORNEY

22.1                        The Employee HEREBY APPOINTS any director of the Company to be the Employee’s lawful attorney for the purpose of signing all such documents and doing all such things as may be necessary or appropriate to give full effect to the terms of Clauses 3.5, 9.2, 13, 14, 15 and 20 of this Agreement.

22.2                        The power of attorney given in Clause 22.1 is given by way of security for the performance of the Employee’s obligations in Clauses 3.5, 9.2, 13, 14, 15 and 20 of this Agreement, and is irrevocable in accordance with section 4 of the Powers of Attorney Act 1971.

23.                               CHANGE OF ADDRESS

The Employee HEREBY UNDERTAKES to the Co-Owner to notify the Co-Owner of any change in the Employee’s address for correspondence and for any communication relating to this Agreement.

24.                               APPLICABLE LAW

This Agreement shall be governed by and construed in all respects in accordance with English law.

25.                               SERVICE OF DOCUMENTS

25.1                        Any notice or document to be given by, or on behalf of, the Co-Owner to the Employee in accordance or in connection with this Agreement shall be duly given:-

25.1.1     if the Employee is an employee of any member of the Group, by delivering it to him at his place of work;

25.1.2     by sending it through the post in a pre-paid envelope to the address last known to the Co-Owner to be the Employee’s address and, if so sent, it shall be deemed to have been duly given on the date of posting; or

25.1.3     if the Employee holds employment with any member of the Group, by sending a facsimile transmission or electronic communication to a current facsimile number or electronic communication address at his place of work and, if so sent, it shall be deemed to have been given at the time of transmission.

25.2                        Any notice or document to be given by the Employee to the Co-Owner in accordance or in connection with this Agreement may be delivered, sent by post or facsimile transmission, but shall not in any event be duly given unless it is actually received by the secretary of the Co-Owner or such other individual as may from time to time be nominated by the Co-Owner and whose name and address is notified to the Employee.

26.                               AUTHORITY TO AGREE VALUE FOR TAX PURPOSES

The Employee hereby authorises the Employer Company to act as agent of the Employee in negotiating with HMRC (Shares Valuation) the taxable value, as at the date of this Agreement, of the Employee’s Interest for the purposes of determining the additional amount of income tax (if any) payable by the Employee under self-assessment on the acquisition of the Employee’s Interest.

27.                               DEATH OF THE EMPLOYEE

27.1                        If the Employee dies, the benefit of this Agreement shall, subject to Clause 27.2, enure to the benefit of the Employee’s Personal Representatives, who shall be entitled to enforce the obligations and liabilities of the Co-Owner as if the Personal Representatives had been a party to this Agreement.

27.2                        The obligations and liabilities of the Employee arising under or in consequence of this Agreement shall, if the Employee dies, be binding upon the Employee’s Personal Representatives.

28.          ALTERATION OF THIS AGREEMENT

28.1                        Subject to Clauses 28.2 and 28.3, the Joint Owners may at any time, and by the execution of a deed, alter or amend any of the provisions of this Agreement, other than the provisions of Clause 3.3.

28.2                        No alteration or amendment may be made under Clause 28.1 without the agreement of the Committee.

28.3                        Subject to Clause 28.4, no alteration or amendment under Clause 28.1 which is to the advantage of the Employee may be made to:-

(a)                                 the terms of this Agreement relating to the Employee’s entitlement to exercise the rights attaching to Shares (as set out in this Agreement); or

(b)           the adjustment of the Employee’s rights attaching to Shares (as set out in this Agreement) in the event of a capitalisation, rights issue or open offer, sub-division or consolidation of shares or reduction of capital, or any other variation of capital, without the prior approval by ordinary resolution of the shareholders of the Company.

28.4                        Clause 28.3 shall not apply to the extent that the alteration or amendment is, in the opinion of the Directors, a minor alteration or amendment:-

(a)                                 to benefit the administration of this Agreement;

(b)                                 to take account of any change in legislation; or

(c)                                  to obtain or maintain favourable tax, exchange control or regulatory treatment for the Employee or for any member of the Group.

29.                               THIRD PARTY RIGHTS

Subject to Clause 27, neither this Agreement nor the Contracts (Rights of Third Parties) Act 1999 shall have the effect of giving any third party any rights under this Agreement and that Act shall not apply to the terms of this Agreement.

30.                               DATA PROTECTION

The Employee hereby agrees and consents to:-

30.1                        the collection, use and processing of Personal Information by the Transferor, the Co-Owner and any member of the Group for the purposes of giving effect to this Agreement; and

30.2                        the transfer of any Personal Information to the Transferor, the Co-Owner and any member of the Group for or in connection with such purposes.

31.                               COUNTERPARTS

This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all of the counterparts shall together constitute but one and the same instrument.

EXECUTED hereto the day and year first before written

EXECUTED as a Deed (but not delivered until dated) for	)
and on behalf of ACS HR SOLUTIONS SHARE PLAN	)
SERVICES (GUERNSEY) LIMITED in its capacity as	)
trustee of the Henderson Employee Trust 2009)
Director

Authorised Signatory

EXECUTED as a Deed (but not delivered until dated) by	)
[EMPLOYEE] by his attorney [ ] in the presence	)
of:-

Signature of Witness:

Name of Witness:

Address:

Occupation:

EXECUTED as a Deed (but not delivered until dated) for	)
and on behalf of ACS HR SOLUTIONS SHARE PLAN	)
SERVICES (GUERNSEY) LIMITED in its capacity as	)
trustee of the Henderson Employee Share Ownership	)
Trust	Director

Authorised Signatory
EXECUTED as a Deed (but not delivered until dated) by
HENDERSON GROUP PLC in the presence of:-
Director

Director/Secretary

APPENDIX 1

FORM OF NOTICE OF EXERCISE OF THE CO-OWNER’S CALL OPTION

(pursuant to Clause 13 of the Joint Ownership Agreement)

To:

We, ACS HR Solutions Share Plan Services (Guernsey) Limited, being the trustee of the Henderson Employee Share Ownership Trust, hereby give notice of the exercise of our right to acquire from you [the whole of your individual joint beneficial interest/the Unvested Percentage of your individual joint beneficial interest]* in the Jointly Owned Shares which were the subject of the Joint Ownership Agreement dated [          ] made between (1) ACS HR Solutions Share Plan Services (Guernsey) Limited, in its capacity as trustee of the Henderson Employee Trust 2009 (2) you (3) Henderson Group plc and (4) ourselves and as mentioned in Clause 13 of that Agreement.

We accept and undertake to procure that, in accordance with that Agreement, completion of the sale and transfer of such interest shall take place within 21 days after you receive this notice or, if at any time within such period of 21 days either of us is or would be restricted under the requirements of any law, regulation or code of practice (such as the Model Code) from doing so, within the period of 21 days beginning with the day on which all such restrictions are lifted.

Signed

Date

*                                         Delete as appropriate

APPENDIX 2

FORM OF NOTICE OF EXERCISE OF THE CO-OWNER’S CONVERSION CALL OPTION

(pursuant to Clause 15 of the Joint Ownership Agreement)

To:

We, ACS HR Solutions Share Plan Services (Guernsey) Limited, being the trustee of the Henderson Employee Share Ownership Trust, hereby give notice of the exercise of our right to call upon you to transfer to us your interest in a number of the Jointly Owned Shares in exchange for the transfer to you of our interest in the balance of the Jointly Owned Shares (so that we each hold the entire beneficial interest in a whole number of Shares (as mentioned in Clause 15 of the Joint Ownership Agreement dated [   ] made between (1) ACS HR Solutions Share Plan Services (Guernsey) Limited, in its capacity as trustee of the Henderson Employee Trust 2009 (2) you (3) Henderson Group plc and (4) ourselves)).

We accept and undertake to procure that, in accordance with that Agreement, completion of the transfer of such interest shall take place within 21 days after you receive this notice or, if at any time within such period of 21 days either of us is or would be restricted under the requirements of any law, regulation or code of practice (such as the Model Code) from doing so, within the period of 21 days beginning with the day on which all such restrictions are lifted.

Signed

Date

APPENDIX 3

FORM OF NOTICE OF EXERCISE OF THE EMPLOYEE’S CONVERSION CALL OPTION

(pursuant to Clause 17 of the Joint Ownership Agreement)

To:                                     ACS HR Solutions Share Plan Services (Guernsey) Limited (as trustee of the Henderson Employee Share Ownership Trust)

I, [Name of Employee], hereby give notice of the exercise of my right to call upon you to transfer to me your interest in a number of the Jointly Owned Shares in exchange for the transfer to you of my interest in the balance of the Jointly Owned Shares (so that we each hold the entire beneficial interest in a whole number of Shares (as mentioned in Clause 17 of the Joint Ownership Agreement dated [             ] made between (1) ACS HR Solutions Share Plan Services (Guernsey) Limited, in its capacity as trustee of the Henderson Employee Trust 2009 (2) you (3) Henderson Group plc and (4) me)).

I accept and undertake to procure that, in accordance with that Agreement, completion of the transfer of such interest shall take place within 21 days after you receive this notice or, if at any time within such period of 21 days either of us is or would be restricted under the requirements of any law, regulation or code of practice (such as the Model Code) from doing so, within the period of 21 days beginning with the day on which all such restrictions are lifted.

Signed

Date

APPENDIX 4

JOINT ELECTION UNDER S431 ITEPA 2003 FOR FULL OR PARTIAL DISAPPLICATION OF

CHAPTER 2 INCOME TAX (EARNINGS AND PENSIONS) ACT 2003

One Part Election

1.                                      Between

the Employee	[name of employee]

whose National Insurance Number is	[ ]

and

the Company (who is the Employee’s employer)	Henderson Administration Limited

of Company Registration Number	290577

2.                                      Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.                                      Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:-

Number of securities	[ ]

Description of securities	Joint beneficial interest, as tenant-in-common (with the trustee of the Henderson Employee Share Ownership Trust) in ordinary shares in Henderson Group plc†

Name of issuer of securities	Henderson Group plc

Acquired by the Employee on and after	[ ] 200[ ] pursuant to, or in consequence of, a Joint Ownership Agreement entered into under the Henderson Executive Shared

† The interest in securities has been acquired pursuant to a Joint Ownership Agreement entered into pursuant to the Henderson Executive Shared Ownership Plan

Ownership Plan

4.                                      Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities

5.                                      Declaration

This election will become irrevocable upon the later of its signing or the acquisition (* and each subsequent acquisition) of employment-related securities to which this election applies.

(* delete as appropriate)

In signing this joint election, we agree to be bound by its terms as stated above.

/ /

Date

Signature (Employee)

/ /

Signature (for and on behalf of the Company)	Date

Position in company

Note:                  Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.